UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

          May 24, 2017
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

On May 24, 2017, inTEST Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting its acquisition of Ambrell Corporation (“Ambrell”). This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to include financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01.    Financials Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Ambrell for the years ended December 31, 2016 and 2015 and the related report of its independent auditor are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Ambrell as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 and the related report of its independent auditor are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of inTEST as of March 31, 2017 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 and for the three months ended March 31, 2017 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)

Exhibits.

A list of the Exhibits which are required by Item 601 of Regulation S-K and furnished with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

______________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:  /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   August 10, 2017

Exhibit Index

23.1	Consent of Bonadio & Co., LLP, independent auditors of Ambrell.
99.1	The audited financial statements of Ambrell for the years ended December 31, 2016 and 2015.
99.2	The unaudited financial statements of Ambrell as of March 31, 2017 and for the three months ended March 31, 2017 and 2016.
99.3

Unaudited pro forma condensed combined balance sheet of inTEST as of March 31, 2017, and unaudited pro forma condensed combined statement of operations of inTEST for the year ended December 31, 2016 and for the three months ended March 31, 2017 and the notes to such unaudited pro forma condensed combined financial statements.